UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2007

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., Cira Centre, 2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

RAIT Investment Trust
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2007, RAIT Financial Trust ("RAIT") and RAIT Partnership, L.P. ("RAIT Partnership") entered into an Underwriting Agreement (the "Underwriting Agreement") dated January 18, 2007 by and among RAIT, RAIT Partnership and Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Bear, Stearns & Co. Inc. ("Bear Stearns"), as representatives of the underwriters, whereby RAIT agreed to sell and the underwriters agreed to purchase from RAIT, subject to and upon the terms and conditions set forth in the Underwriting Agreement, 10,000,000 common shares of beneficial interest of RAIT ("Common Shares"), plus an option to purchase up to an additional 1,500,000 Common Shares upon the same terms and conditions only for the purpose of covering over-allotments, in an offering registered under RAIT's effective shelf registration statement. The underwriters of the offering were FBR, Bear Stearns, UBS Securities LLC ("UBS"), RBC Capital Markets Corporation ("RBC"), KeyBanc Capital Markets, a division of McDonald Investments Inc. ("KeyBanc"), Stifel, Nicolaus & Company, Incorporated ("Stifel") and BMO Capital Markets Corp. ("BMO"). The Underwriting Agreement contains customary representations, warranties and agreements of RAIT and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

On January 19, 2007, the underwriters exercised their over-allotment option in full.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Relationships with Underwriters

RAIT has had prior business dealings with certain of the underwriters. FBR acted as the initial purchaser and placement agent for two private placements of RAIT's subsidiary Taberna Realty Finance Trust ("Taberna") prior to RAIT's acquisition of Taberna. In connection with those offerings FBR received approximately $29.8 million in fees. Since January 1, 2004, FBR also has issued $662.9 million of trust preferred securities ("TruPS") that were acquired by subsidiaries of Taberna or were acquired by entities issuing collateralized debt obligations ("CDOs") managed by affiliates of Cohen Brothers, LLC d/b/a Cohen & Company ("Cohen & Company"), an affiliate of Daniel Cohen, RAIT's Chief Executive Officer and trustee. Since January 1, 2004, FBR and/or its affiliates have received approximately $7.0 million of origination fees for introducing issuers of TruPS to Cohen & Company. Since January 1, 2004, KeyBanc has received $900,000 in fees for introducing issuers of TruPS to Taberna. Since January 1, 2004, Stifel has received $3.3 million in fees for introducing issuers of TruPS to Taberna and Alesco Financial Inc. ("Alesco"), an affiliate of Daniel Cohen.
FBR, BMO, RBC, Stifel, UBS or their respective affiliates have performed other investment banking services from time to time on behalf of RAIT, Taberna or companies affiliated with RAIT and Taberna. Since January 1, 2004, FBR, BMO, RBC, Stifel and UBS (or their respective affiliates) have received approximately $13.2 million, $432,300, $16.2 million, $2.6 million and $9.5 million of fees in exchange for these services, respectively. In addition, KeyBanc, UBS and their affiliates have provided commercial lending services to RAIT and received customary fees and expenses in exchange for such services.

Bear Stearns acted as placement agent and structuring agent for two CDOs managed by an affiliate of Taberna and two CDOs managed by an affiliate of Cohen & Company in 2006. In connection with these transactions, Bear Stearns received approximately $29.0 million in fees. Since January 1, 2005 Bear Stearns has also provided warehouse facilities, repurchase agreements and hedging services to Taberna and Cohen & Company related to the CDOs managed by those entities for which Bear Stearns received customary fees. In addition, pursuant to agreements between Bear Stearns and Cohen & Company, Bear Stearns has received an aggregate of approximately $24.0 million in compensation since January 1, 2005 for introducing certain issuers of TruPS to Cohen & Company. From time to time in the ordinary course of business, Taberna has and expects to continue to acquire residential mortgage and other real estate-related loans from Bear Stearns and its affiliates. Bear Stearns also acted as joint book-running underwriter in the November 2006 equity offering by Alesco, and as placement agent in a loan by Taberna to a third party, and received customary fees in each case. Bear Stearns will receive a portion of the net proceeds of the offering described above in connection with Taberna’s repayment of indebtedness under its outstanding repurchase agreements. In addition, Daniel Cohen has a $10 million line of credit with an affiliate of Bear Stearns that is secured by a pledge of RAIT's Common Shares. FBR and its affiliates own an aggregate of 531,174 Common Shares, or 1% of RAIT's outstanding Common Shares prior to the offering described above. UBS and its affiliates own an aggregate of 1,212,769 Common Shares, or 2.3% of RAIT's outstanding Common Shares prior to the offering described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated January 18, 2007 by and among RAIT Financial Trust, RAIT Partnership, L.P. and Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Bear, Stearns & Co. Inc. ("Bear Stearns"), as representatives of FBR, Bear Stearns, UBS Securities LLC, RBC Capital Markets Corporation, KeyBanc Capital Markets, a division of McDonald Investments Inc., Stifel, Nicolaus & Company, Incorporated and BMO Capital Markets Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 23, 2007	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 18, 2007 by and among RAIT Financial Trust, RAIT Partnership, L.P. and Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Bear, Stearns & Co. Inc. ("Bear Stearns"), as representatives of FBR, Bear Stearns,UBS Securities LLC, RBC Capital Markets Corporation, KeyBanc Capital Markets, a division of McDonald Investments Inc., Stifel, Nicolaus & Company, Incorporated and BMO Capital Markets Corp.